UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2022

GAN Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-39274	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

400 Spectrum Center Drive

Suite 1900

Irvine, CA 92618

(Address of principal executive offices, including ZIP code)

(702) 964-5777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	GAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by GAN Limited (the “Company”), effective November 25, 2022, Brian Chang was promoted to Interim Chief Financial Officer.

On December 30, 2022, the Company entered into an amended and restated employment agreement (the “Employment Agreement”) with Mr. Chang, pursuant to which Mr. Chang is entitled to, among other benefits, the following compensation:

●	an annual base salary of $330,000;

●	a bonus of up to 100% of Mr. Chang’s base salary, for the applicable bonus year, provided that Mr. Chang must be employed with the Company and materially in compliance with the Employment Agreement as of the bonus payment date; and

●	participation in the Company’s employee stock option program, benefit plans, practices and programs that the Company makes available to it employees.

The Employment Agreement also provides that in the event Mr. Chang is terminated without cause or resigned for good reason (as defined in the Employment Agreement), Mr. Chang is entitled to, among other benefits, (i) severance equal to 12 months of his then-current base salary and (ii) all of Mr. Chang’s equity awards shall accelerate and become fully vested, non-forfeitable, and exercisable. Upon a Change-in-Control (as defined in the Employment Agreement), Mr. Chang will be entitled to a transaction bonus in an amount equal to 100% of Mr. Chang’s then-current base salary. In addition, if Mr. Chang’s employment is terminated by the Company without Cause (as defined in the Employment Agreement) or by Mr. Chang for Good Reason (as defined in the Employment Agreement) within three months before or two years after a Change-in-Control occurs, all of Mr. Chang’s equity awards shall accelerate and become fully vested, non-forfeitable, and exercisable.

The Employment Agreement also contains certain non-disclosure, non-solicitation and non-competition requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAN Limited

Date: January 6, 2023	By:	/s/ Sylvia Tiscareño
Sylvia Tiscareño
Chief Legal Officer & Corporate Secretary